UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2005
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 7.01. REGULATION FD DISCLOSURE
     On December 7, 2005, F.N.B. Corporation (the Corporation) issued a press release announcing a repositioning of its balance sheet designed to further reduce exposure to an anticipated rise in rates and improve future net interest income levels. In addition, the Corporation has taken action to improve the efficiency of its customer service and will record non-recurring expenses related to severance and benefit costs in the fourth quarter of 2005. A copy of the press release announcing these initiatives is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
 Exhibits:
99.1	Press release dated December 7, 2005 announcing the balance sheet restructuring and efficiency initiatives taken by F.N.B. Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)
By:	/s/Brian F. Lilly

Name: Title:	Brian F. Lilly Chief Financial Officer (Principal Financial Officer)
Dated: December 12, 2005